UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

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CHINA SKY ONE MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
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September 15, 2011

Dear Stockholder:

On behalf of the Board of Directors of China Sky One Medical, Inc. (the “Company”), I invite you to attend our 2011 Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	China Sky One Medical, Inc.
No. 2158, North Xiang An Road, Song Bei District,
Harbin, People’s Republic of China 150028

On:	Wednesday, October 12, 2011

Time:	9:30 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, proxy card and our 2010 Annual Report accompany this letter.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to the election of directors and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Sky One Medical, Inc. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Bing Liu, our Corporate Secretary, at No. 2158, North Xiang An Road, Song Bei District, Harbin, People’s Republic of China 150028; Telephone number 86-451-87032617 (China).

Sincerely,

/s/ Liu Yan-qing
Liu Yan-qing
Chairman, Chief Executive Officer and President

CHINA SKY ONE MEDICAL, INC.
NO. 2158, NORTH XIANG AN ROAD, SONG BEI DISTRICT,
HARBIN, PEOPLE’S REPUBLIC OF CHINA 150028

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 12, 2011

TO OUR STOCKHOLDERS:

WHAT:	Our 2011 Annual Meeting of Stockholders

WHEN:	Wednesday, October 12, 2011 at 9:30 a.m., local time

WHERE:	China Sky One Medical, Inc.
No. 2158, North Xiang An Road, Song Bei District,
Harbin, People’s Republic of China 150028

WHY:	At this meeting, you will be asked to:

1.	Elect seven (7) directors for one year and until their successors have been duly elected and qualified; and

2.	Transact such other business as may properly come before the Annual Meeting or any postponement, adjournment or rescheduling thereof.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. We have not received notice of other matters that may properly be presented at the Annual Meeting or any postponement, adjournment or rescheduling thereof. Our 2010 Annual Report accompanies this Notice, but is not deemed to be a part of the Proxy Statement.

A complete list of stockholders entitled to vote at the meeting will be open for examination by our stockholders, during regular business hours, for a period of ten (10) days prior to the meeting, at our executive offices at No. 2158, North Xiang An Road, Song Bei District, Harbin, People’s Republic of China 150028. Our Board of Directors has fixed the close of business in New York, New York on September 8, 2011 as the record date for purposes of our 2011 Annual Meeting of Stockholders. Only stockholders of record at the close of business on September 8, 2011 will receive notice of, and be eligible to vote at, the Annual Meeting or any adjournment, postponement or rescheduling thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 12, 2011.  Pursuant to rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our fiscal 2010 Annual Report are available at www.cski.com.cn.

Your vote is important.  Please read the Proxy Statement and the voting instructions on the enclosed proxy card.  Then whether or not you plan to attend the Annual Meeting in person, and no matter how many shares you own, you are urged to sign, date and promptly return the enclosed proxy card.  A self-addressed envelope is enclosed for your convenience and no postage is required if mailed in the United States.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

/s/ Liu Yan-qing
Liu Yan-qing
Chairman, Chief Executive Officer and President

September 15, 2011

CHINA SKY ONE MEDICAL, INC.
NO. 2158, NORTH XIANG AN ROAD, SONG BEI DISTRICT,
HARBIN, PEOPLE’S REPUBLIC OF CHINA 150028

PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 12, 2011

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of China Sky One Medical, Inc., a Nevada corporation, seeks your proxy for use at our 2011 Annual Meeting of Stockholders (or any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) to be held on Wednesday, October 12, 2011, at 9:30 a.m., local time.  Our Annual Meeting will be held at our executive offices located at No. 2158, North Xiang An Road, Song Bei District, Harbin, People’s Republic of China 150028. Unless otherwise indicated, or the context requires otherwise, references in this Proxy Statement to “China Sky,” “we,” “us,” and “our” or similar terms are references to China Sky One Medical, Inc. and its subsidiaries. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders is September 20, 2011.

WHAT AM I VOTING UPON?

At the Annual Meeting, stockholders will be asked to take action:

(i)	to elect seven (7) directors, as described in this Proxy Statement; and

(ii)	to transact such other business as may properly come before the Annual Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on September 8, 2011, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting.  At the close of business on the record date, 16,940,539 shares of common stock, par value $.001 per share, were outstanding and entitled to vote.  Our common stock is our only class of outstanding voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on September 8, 2011, the record date, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted. By returning a properly signed and dated proxy card, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on September 8, 2011, the record date, your shares were held, not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least 33-1/3% of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 16,940,539 shares of common stock outstanding and entitled to vote. Thus, at least 5,646,847 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

 In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON-VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes.

Votes withheld and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

A “broker non-vote” is when a broker votes in its discretion on one or more “routine” matters, but does not receive instructions from a beneficial owner of shares as to how to vote those shares on “non-routine” matters.  The Company does not expect to receive any broker non-votes because the uncontested election of directors, which is considered a “non-routine” matter, is the only matter to be presented for action at the Annual Meeting.  Broker non-votes will also not be counted for purposes of determining whether a quorum is present.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy card from the institution that holds your shares and follow the instructions included on that form regarding how to vote your shares. If your broker does not receive instructions as to how to vote your shares on a proposal and does not have discretionary authority to vote on the proposal under the rules of the Nasdaq Global Select Market, then your shares will not be deemed present at the meeting for quorum purposes, and will not be deemed to have voted on the proposal; accordingly, these shares will have no effect on the outcome of any given proposal on which they are deemed not voted.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of seven directors, requires a plurality of the votes cast to elect a director. The seven nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome. Withheld votes or broker non-votes, will not affect the outcome of the vote on Proposal No. 1.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire costs of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee (that is, in “street name”), you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting may vote by mail.  To vote, please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.  While we are not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a Proxy Card.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED ON THE PROXY CARD?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted FOR the election of the seven (7) nominees for election as directors proposed by the Board of Directors.

While we are not presently aware of any additional matters, other than procedural matters, which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes.  Our Board of Directors recommends that you cast your vote FOR the election of the seven (7) nominees for election as directors proposed by the Board of Directors.

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1) You may send a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

(2) You may submit another properly completed proxy card with a later date, so long as it is received by our Corporate Secretary prior to the Annual Meeting.

(3) You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation, or later dated proxy, should be delivered to:

China Sky One Medical, Inc.
No. 2158, North Xiang An Road, Song Bei District,
Harbin, People’s Republic of China 150028
Attention: Corporate Secretary

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four (4) business days after the final voting results are known.

PROPOSAL 1
ELECTION OF DIRECTORS

General

Our Articles of Incorporation provide that the Board of Directors shall consist of not less than three and not more than nine directors as determined by the Board of Directors.  The size of our Board of Directors is currently set at seven (7) directors and there are seven (7) nominees for election as directors at our Annual Meeting.  Each nominee will be elected for a term of one year and until his successor is elected and qualified or until the director’s earlier resignation or removal. Our Board’s nominees are Liu Yan-qing, Song Chun-fang, Qian Xu-feng, Zhao Jie, William Wei Lee, Zhang Wen-chao and Li Jian-ping, all of whom are currently serving as directors. Our Nominating and Governance Committee considered the qualifications of each of the nominees for election at the Annual Meeting and unanimously recommended that each nominee be submitted for re-election to the Board.

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the seven (7) nominees receiving the highest number of affirmative votes will be elected. Our Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven (7) nominees named below. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee determined by our Board.  Each of the nominees has consented to being named in this proxy statement and has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.

The following table sets forth the name and age of each our nominees, the nominee’s position with us and the year in which the nominee was first elected to the Board:

Name	Position Held in the Company	Director of the Company Since	Age as of September 15, 2011

Liu Yan-qing	Chairman, Chief Executive Officer, President and Director	May 30, 2006	48

Zhang Wen-chao	General Manager of Manufacturing Facilities and Director	September 5, 2011	41

Li Jian-ping	Chief Engineer of Research Department and Director	September 5, 2011	38

Song Chun-fang (1)	Director	February 22, 2008	72

Qian Xu-feng(2)	Director	February 22, 2008	44

Zhao Jie (3)	Director	February 22, 2008	49

William Wei Lee(4)	Director	August 4, 2009	58

(1)	An independent director and a member of the Compensation Committee, the Nominating and Governance Committee, Executive Committee and Finance Committee.
(2)	An independent director and member of the Audit Committee, Compensation Committee, Nominating and Governance Committee and Finance Committee.

(3)	An independent director and member of the Audit Committee, Nominating and Governance Committee and Executive Committee.
(4)	An independent director and member of the Audit Committee, Compensation Committee, Executive Committee and Finance Committee and is the Audit Committee Financial Expert.

Biographical Information for Nominees

The business experience of our directors and nominees for director is set forth below.

Liu Yan-qing has been our Chairman, Chief Executive Officer and President since May 2006, a Director of TDR since September 2000, and General Manager of First since April 2003.  Mr. Liu graduated from Prophylactic Department of Harbin Medicine University, where he obtained his bachelor’s degree.  In 2005, he studied at Tsing Hua University and earned an Executive Masters of Business.

Song Chun-fang joined our board of directors on February 22, 2008.  From 1964 to the present, Mr. Song has been employed by the First Clinical College of Harbin Medical University in Heilongjiang, China, where he has served as the Director of the Surgery Research Room and the Director of graduate students of the Surgery Department since 1996.  From 1998 to the present, he has been the acting Director of the Heilongjiang Professional Surgery Committee, the Commissary of the Degree Commission of China, the Director of the Key Laboratory of Cell Transplantation of the Ministry of Public Health of China, the Vice-Chairman of the Heilongjiang Medicine Association, the Vice-Chairman of the Heilongjiang Physician Association, and the Director of Heilongjiang (Special) Medical Treatment Application Administration Committee.   Mr. Song received a Bachelor’s Degree in Medical Treatment from Harbin Medical University in 1964.

William Wei Lee joined our board of directors on August 4, 2009.  He has been a Managing Director with Transworld Capital Group, a U.S. investment service firm specializing in cross-border M&A and fund raising between U.S. and China, since January 2007, with a break between April 2008 and November 2008, when he served as Chief Operating Officer (on loan) for Legend Media Corporation, a U.S.-listed company specializing in radio advertising in China.  From April 2004 through December 2006, he served as Director of Strategic Development at TNT N.V., an Amsterdam-based provider of postal and logistics services, where he was responsible for M&A and China business strategy.  Prior to this, between June 2003 and March 2004, he was a Project Manager at Roland Berger Strategy Consultants Ltd.  Mr. Lee earned a Master’s degree in Political Science from North Illinois University in 1989 and a Ph.D. in Political Science from Massachusetts Institute of Technology in 1994, where he completed MBA course work at Sloan School.  He completed post-doctoral studies at the Fairbank Center for East Asia Studies, Harvard University, in 1995.

Zhao Jie joined our board of directors on February 22, 2008.  From 1999 to the present, Mr. Zhao has served as the Tissue Specialist of the Replant Department of Capital Health Transplant Services in Alberta, Canada, responsible for various aspects of tissue transplantation, including determining donee acceptability, processing and preserving tissue, performing surgical procedures, and quality control.  In addition, he has written and published several books and articles regarding tissue transplantation.  Mr. Zhao has received awards from Capital Health for Quality and Safety (2006), Recognition of Excellence and Achievement (2002), and Teamwork (2002).  He received a Bachelor’s Degree in Medicine from Harbin Medical University in 1988.

Qian Xu-feng joined our board of directors on February 22, 2008.  From March 2005 to the present, Ms. Qian has been employed by Moody’s Investors Service.  From May 2007 to the present, she has been the Vice President and Senior Analyst, from May 2006 to May 2007, she was as the Assistant Vice President and Quantitative Analyst, and from March 2005 to April 2006, she was the Quantitative Analyst.  Prior to that, from June 2004 until February 2005, she was the Research Fellow of the Furman Center for Real Estate and Urban Policy of New York University, where she conducted empirical quantitative research in various aspects of commercial and residential properties.  From September 1990 to July 1996, Ms. Qian was an Assistant Professor of Economics at the Beijing Normal University.  She received a Ph.D. in Economics from Rutgers University in 2004, a Masters Degree in Economics from Rutgers University in 2001, a Masters Degree in Accounting from City University of New York in 1999, and a Bachelor’s Degree in Economics from Beijing Normal University in 1990.

Zhang Wen-chao joined our board of directors on September 5, 2011.  Mr. Zhang has been the chief engineer of our research department since March 2006.  Prior to joining the our company, Mr. Zhang was chief engineer at Global Green Technology Group from July 2003 to September 2005, and project manager at Pavay Gene Pharmaceutical Company from February 2001 to May 2003.  Mr. Zhang graduated from China Southern University of Technology in 2001 with a doctorate degree in biochemical engineering.

Li Jian-ping joined our board of directors on September 5, 2011.  He has been the general manager in charge of our manufacturing facilities since March 2010. Prior to joining our company, Mr. Li worked as Chief Executive Officer at Longgui Pharmaceutical Company From January 1998 to August 2006, as factory assistant managing director at Heilongjiang Kangxin Pharmaceutical Company from January 1995 to November 1997, and as a technologist at Harbin Pharmaceutical Group from March 1990 to May 1994.  Mr. Li graduated from China Pharmaceutical University in 1990 with a bachelor’s degree in chemistry, and from Jilin University in 2010 with a master’s degree in bio-pharmaceutical.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE BOARD’S SEVEN NOMINEES FOR DIRECTOR IDENTIFIED ABOVE IN PROPOSAL NO. 1.

CORPORATE GOVERNANCE

Board Independence

Our Board is composed of seven (7) directors. As required under the Nasdaq Stock Market, or Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the listed company. Our Board consults with our counsel with respect to the Board’s applications of relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.

Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that none of Song Chun-fang, William Wei Lee, Zhao Jie and Qian Xu-feng has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is an “independent director,” as defined under Rule 5605(a)(2) of the Nasdaq Stock Market, Inc. Marketplace Rules.

Board and Committee Meetings and Attendance

The Board of Directors has five standing committees: Audit Committee, Compensation Committee, Nominating and Governance Committee, Executive Committee and Finance Committee.  Each of these committees, other than the Executive Committee, operates under a written charter adopted by the Board. Copies of these charters are available at the Company’s website at www.cski.com.cn.  Copies of these charters are also available in print to stockholders upon request, addressed to our Corporate Secretary, at No. 2158, North Xiang An Road, Song Bei District, Harbin, People’s Republic of China 150028.

During the fiscal year ended December 31, 2010, our Board of Directors, Audit Committee, Compensation Committee, Nominating and Governance Committee, Executive Committee and Finance Committee did not hold any meetings.  However, all actions of the Board of Directors and its committees were authorized by written consent pursuant to Nevada law.  The Board of Directors and its committees intend to hold meetings in the future.

Audit Committee. The Audit Committee is responsible for the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices and professional services rendered to us by our independent accountants. The Audit Committee also reviews and discusses with management and the board of directors, such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. The Audit Committee is required at all times to be composed exclusively of directors who, in the opinion of our board of directors, are free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles. The Audit Committee is comprised of solely independent directors, Messrs. William Wei Lee and Zhao Jie and Ms. Qian Xu-feng. Management believes, in good faith, that each of these members are considered “independent” under applicable Nasdaq rules, and that William Wei Lee qualifies as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K.

Compensation Committee. The Compensation Committee is responsible for (a) reviewing and recommending to the Board of Directors on matters relating to employee compensation and benefit plans, and (b) determining the compensation of the Chief Executive Officer and making recommendations to the Board with respect to the compensation of the executive officers of the Company, other than the Chief Executive Officer, and independent directors. In making a determination, the Compensation Committee and the Board give material consideration to China Sky’s results of operations, financial condition and competitive factors.  The compensation may include grants of options under our stock option plan to the named executive officers. Executive officers may recommend the amount or form of compensation for consideration by the Compensation Committee. The Compensation Committee may delegate authority to one or more subcommittees consisting of one or more of its members.  The Compensation Committee may also retain consultants to assist in the evaluation of directors’, the Chief Executive Officer’s or the executive officers’ compensation, however the Compensation Committee has not hired such consultants.  The Compensation Committee is comprised of  independent directors, Messrs. William Wei Lee and Song Chun-fang and Ms. Qian Xu-feng.

Nominating and Governance Committee.  The Nominating and Governance Committee assists the Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring the process to assess Board effectiveness.  The Nominating and Governance Committee also selects director nominees for election at each annual meeting of stockholders.  The Nominating and Governance Committee of the Board of Directors comprised of independent directors Zhao Jie, Qian Xu-feng and Song Chun-fang.

 Executive Committee.  The Executive Committee may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, including, without limitation, the power to authorize or take actions relating to the issuance of securities of the Company, with certain exceptions.  The Executive Committee of the Board of Directors is comprised solely of independent directors. Song Chun-fang, Zhao Jie and William Wei Lee serve as members of the Executive Committee.

Finance Committee.  The Finance Committee reviews the financial planning process, the financial structure and the investment outlook of the Company and its subsidiaries. Qian Xu-feng, William Wei Lee and Song Chun-fang, independent directors, serve as members of the Finance Committee.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, the Company combines the positions of Chief Executive Officer and Chairman of the Board of Directors as it believes that the Chief Executive Officer is in the best position to fulfill the Chair’s responsibilities, including those related to identifying emerging issues facing the Company, communicating essential information to the Board of Directors about the Company’s performance and strategies, and preparing agendas for the Board of Directors.

Currently, the Company has not designated a lead independent director and executive sessions of the Board of Directors are led by the Chairperson of the Board Committee having authority over the subject matter discussed at the executive session, as appropriate. We believe this leadership structure is appropriate based on the Company’s size and characteristics and its commitment to a strong, independent Board of Directors, exemplified by four out of seven of its directors qualifying as an independent director.

Risk Management

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company.  This oversight and management is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of the Audit Committee and Nominating and Governance Committee, but the full Board of Directors has retained responsibility for general oversight of risks.  The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board of Directors consider the risks within their areas of responsibility.  The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.  The Board believes that the combination of the Chairman and Chief Executive Officer roles facilitates the exercise by the Board of Directors of their key risk oversight responsibility by focusing on clear lines of communication between management and the Board of Directors and its committees. See the discussion of “Board Leadership Structure” above.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as other employees (the “Code of Ethics”).  A copy of the Code of Ethics is appended as an exhibit to our Amended Report on Form 10-KSB for the year ended December 31, 2006.  The Code of Ethics was designed with the intent to deter wrongdoing, and to promote the following:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,

•
Full, fair, accurate, timely and understandable disclosure in reports and documents that a small business issuer files with, or submits to, the Commission and in other public communications made by the small business issuer,

•	Compliance with applicable governmental laws, rules and regulations,

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code,

•	Accountability for adherence to the code.

Stockholder Communications with Directors

As the Board has not yet formally determined the most effective way for its international stockholder base to communicate with the Board, the Board has not yet established a process to receive communications from stockholders. It is anticipated that the Board will implement a process in the near future and that the process will provide that stockholders will be able to communicate with the Board of Directors or individual members of the Board, including the respective Chairman of the Board’s Audit Committee, Compensation Committee and Nominating and Governance Committee, by sending correspondence addressed to the Board or any such individual director or group or committee of directors by either name or title to the following address:

Corporate Secretary
China Sky One Medical, Inc.
No. 2158, North Xiang An Road, Song Bei District
Harbin, People’s Republic of China 150028

It is further anticipated that the process will provide that all communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.  While the Company currently anticipates that the process to be adopted will be as described above, the process ultimately adopted may not be as outlined above.

Consideration of Director Candidates Recommended by Stockholders

The Nominating and Governance Committee will consider properly submitted stockholder recommendations for director candidates. Any stockholder who wishes to recommend a potential director nominee for consideration by the Nominating and Governance Committee should submit the recommendation to us in writing and include the following information:

(a)	The name and address of the stockholder.

(b)
A representation that the stockholder is a record holder of the Company’s securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934 (“Exchange Act”).

(c)
The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director nominee.

(d)
A description of the qualification and background of the director nominee which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Nominating and Governance Committee Charter.

(e)	A description of all arrangements or understandings between the stockholder and the director nominee.

(f)	The consent of the director nominee (i) to be named in the proxy statement relating to the Company’s annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

(g)	Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission (“SEC”).

Written submissions should be addressed to:

Corporate Secretary
China Sky One Medical, Inc.
No. 2158, North Xiang An Road, Song Bei District
Harbin, People’s Republic of China 150028

All stockholder recommendations of potential director nominees which are intended to be considered by the Nominating and Governance Committee in any year must be received by the Corporate Secretary not less than 120 calendar days prior to the anniversary of the date on which our Proxy Statement was released to our stockholders in connection with our most recent annual meeting of stockholders. This allows, upon a determination by the Nominating and Governance Committee to act upon such recommendation and nominate such potential director nominee, for such nominee to be included in our proxy statement and the form of proxy relating to the annual meeting of stockholders.  The deadline for submitting to the Nominating and Governance Committee recommendations of potential director nominees for the 2012 Meeting is May 19, 2012.

The Nominating and Governance Committee will review and evaluate the qualifications of any director candidates who have been recommended by our stockholders in compliance with the procedures established by the Nominating and Governance Committee and conduct inquiries the Committee deems appropriate.  The procedures are summarized above and described in greater detail in the Nominating and Governance Committee Charter.  The Committee will consider for nomination any nominee proposed in accordance with the established procedures if the nominee is deemed qualified by the Committee in light of the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

Qualifications for Potential Director Nominees

At a minimum, before nominating a proposed candidate for election as a director, the Committee must be satisfied that each Committee-recommended nominee has the highest personal and professional integrity, demonstrated exceptional ability and judgment, and is most effective, in conjunction with other nominees to the Board, in collectively serving the long-term interests of our stockholders.  In addition to the minimum qualifications, the Committee will select for nomination persons that help ensure that:

•	A majority of our Board is independent.

•	Our Audit, Compensation and Nominating and Governance Committees are comprised entirely of independent directors.

•	At least one member of our Audit Committee is an “audit committee financial expert” as defined by relevant rules.

In addition, the Committee may consider other factors, such as whether the proposed nominee has any direct experience in the specific markets in which we operate and whether, if elected, the proposed nominee would assist us in achieving a mix of Board members that represents a diversity of background and experience, together with such other standards the Committee may deem appropriate from time to time and all other facts and circumstances the Committee deems appropriate or advisable.

Board Diversity Policy

The Nominating and Governance Committee Charter does not contain a diversity factor.  However, we seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors.  We believe directors should have various qualifications, including individual character and integrity; business experience and leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company.  We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities.  Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis prescribed by law.  The assessment of directors is made in the context of the perceived needs of our Board of Directors from time to time.

Director Qualifications, Experience and Skills

All of our directors bring to our Board a wealth of executive leadership experience derived from their services as senior executives in the medical industry or knowledge specific consulting firms or operational businesses.  Each of our Board members has demonstrated strong business acumen and an ability to exercise sound judgment and has a reputation for integrity, honesty and adherence to ethical standards.  When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating and Governance Committee and the Board focused primarily on the information discussed in each of the director’s individual biographies set forth above and the specific individual qualifications, experience and skills as described below:

•
Liu Yan-qing has over 10 years of experience in drug marketing, research and development of new drugs and enterprise management in the PRC.  His experience in these areas has been instrumental in establishing our sales program and sales network covering the PRC, and provides us with invaluable insight into our customers’ needs and requirements.

•
Song Chun-fang has over four decades of experience working in high level positions in the medical departments in universities in China.  His background and experience provides us with key industry specific contacts and information.

•
William Wei Lee Lee’s experience in cross-border M&A, fund raising and business strategy between the U.S. and China, including with public companies, provides us with crucial understanding of relevant issues related to international capital markets and our listing on the Nasdaq Global Market.

•	Zhao Jie’s experience in the medical field, specifically in the area of tissue transplantation, provides us with valuable knowledge with respect to the needs of the medical industry.

•
Qian Xu-feng’s depth of knowledge in investor services and company analysis, and general expertise in economics, provides us with valuable understanding in these areas, which are vital to our business.

•
Zhang Wen-chao has in excess of 10 years experience in pharmaceutical research and development, and is currently the chief engineer of our research department.  We believe his knowledge will be extremely important as we increase our R&D budget in order to stay competitive.

•
Li Jian-ping has an aggregate of over 20 years experience at various positions in the pharmaceutical industry, and is currently the general manager in charge of our manufacturing facilities.  His background makes Mr. Li  uniquely qualified to provide strategic oversight to the company.

Identifying and Evaluating Potential Director Nominees

Presently, the process for identifying potential nominees for election to the Board is as follows:

•
The Committee may solicit recommendations from an or all of the following sources:  non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source the Committee deems appropriate.

•	The Committee will review and evaluate the qualifications of a proposed director candidate and conduct inquiries it deems appropriate.

•	The Committee will evaluate proposed director candidates in the same manner, with no regard to the source of the initiation recommendation.

Section 16(a) Beneficial Ownership Reporting Compliance

To our knowledge, based solely on a review of such materials as are required by the SEC, none of our officers, directors or beneficial holders of more than 10% of our issued and outstanding shares of common stock failed to timely file with the SEC any form or report required to be so filed pursuant to Section 16(a) of the Exchange Act, during the fiscal year ended December 31, 2009 except that:  (i) Song Chun-fang filed a late Form 4 on January 26, 2010, to report the grant of 1,662 shares of common stock under our 2006 Stock Incentive Plan as of November 23, 2010, (ii) Qian Xu-feng filed a late Form 4 on January 26, 2010, to report the grant of 1,662 shares of common stock under our 2006 Stock Incentive Plan as of November 23, 2010, (iii) Zhao Jie filed a late Form 4 on January 26, 2010, to report the grant of 1,662 shares of common stock under our 2006 Stock Incentive Plan as of November 23, 2010, and (iv) William Wei Lee filed a late Form 4 on February 3, 2010, as amended on February 11, 2010, to report the grant of 2,076 shares of common stock under our 2006 Stock Incentive Plan as of November 23, 2010.

Director Compensation

We do not currently pay any cash fees to our independent directors.  During 2010, there was no director compensation paid other than the stock grants.  The common stock is recorded at its fair value based on the date the stocks were granted.  The following table sets forth certain information regarding our independent directors’ compensation for the year ended December 31, 2010:

Name	Fees Paid	Stock Awards	Total

Song Chung-fang, Director	$0	$12,199	$12,199

William Wei Lee, Director	$0	$15,238	$15,238

Zhao Jie, Director	$0	$12,199	$12,199

Qian Xu-feng, Director	$0	$12,199	$12,199

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected MSPC, Certified Public Accountants and Advisors LLP (“MSPC”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2011.  MSPC has audited our consolidated financial statements since the fiscal period ended December 31, 2008.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of three independent directors, in accordance with the applicable listing standards of the Nasdaq Stock Market and the applicable standards of the SEC, and operates under a written charter adopted by the Board of Directors.  The charter is available on the Company’s website at www.cski.com.cn.  Copies of the charter can be obtained free of charge by contacting us at the address appearing on the first page of this proxy statement to the attention of our Corporate Secretary.

All of the members of the Audit Committee are able to read and understand fundamental financial statements.  In addition, Mr. William Wei Lee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in his financial sophistication, and is an “audit committee financial expert” within the meaning of applicable SEC rules.

The Audit Committee assists the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, and (iii) the qualifications, independence and performance of our independent auditors.  The Audit Committee also prepares this report as required by the rules of the SEC.  The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. The Audit Committee provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee relies, without independent verification, on the information provided by the Company and on the representations made by management that the financial statements have been prepared with integrity and objectivity, on the representations of management, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, or GAAP.

The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee also discussed with MSPC, Certified Public Accountants and Advisors LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from MSPC, Certified Public Accountants and Advisors LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with MSPC, Certified Public Accountants and Advisors LLP its independence. The Audit Committee has also considered whether the provision of certain permitted non-audit services by MSPC, Certified Public Accountants and Advisors LLP is compatible with their independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.

The information contained in this Audit Committee report shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that we specifically incorporates it by reference into such filing.

The Audit Committee:

Zhao Jie
Qian Xu-feng
William Wei Lee, Chairman

September 15, 2011

EXECUTIVE OFFICERS

Our executive officers are appointed by our Board and serve at their discretion. We currently have two executive officers, Liu Yan-qing, who serves as our Chief Executive Officer, President and Chairman of the Board, and Pan Hong-yu, who serves as our Chief Financial Officer and Treasurer.

Name	Age as of September 15, 2010	Positions held by Executive Officer
Liu Yan-qing	48	Chairman, Chief Executive Officer and President since May 2006

Pan Hong-yu	31	Chief Financial Officer and Treasurer since November 19, 2010

Liu Yan-qing has been our Chairman, Chief Executive Officer and President since May 2006, a Director of TDR since September 2000, and General Manager of First since April 2003.  Mr. Liu graduated from Prophylactic Department of Harbin Medicine University, where he obtained his bachelor’s degree.  In 2005, he studied at Tsing Hua University and earned an Executive Masters of Business.

Pan Hong-yu has been our Chief Financial Officer and Treasurer since November 2010.  Mr. Pan attended St. Gallen University in Switzerland from August 2009 through September 2010, where he obtained his Masters of Business Administration (MBA) degree. Prior to preparing for and then returning to school to acquire an MBA, Mr. Pan served as Audit Manager at JA Solar Holdings Co., Ltd., a Nasdaq-listed company engaged in the design, development, production and sales of high-performance solar energy products, from July 2007 through December 2008. Before this, Mr. Pan served as a Senior Auditor in the Beijing office of Deloitte CPA Ltd., from July 2004 through June 2007. Mr. Pan received a Bachelor of Accounting degree from Tsinghua University in China in 2004.

Significant Employees

Zhang Wen-chao has been the chief engineer of our research department since March 2006.  Prior to joining the our company, Mr. Zhang was chief engineer at Global Green Technology Group from July 2003 to September 2005, and project manager at Pavay Gene Pharmaceutical Company from February 2001 to May 2003.  Mr. Zhang graduated from China Southern University of Technology in 2001 with a doctorate degree in biochemical engineering.

Li Jian-ping has been the general manager in charge of our manufacturing facilities since March 2010. Prior to joining our company, Mr. Li worked as Chief Executive Officer at Longgui Pharmaceutical Company From January 1998 to August 2006, as factory assistant managing director at Heilongjiang Kangxin Pharmaceutical Company from January 1995 to November 1997, and as a technologist at Harbin Pharmaceutical Group from March 1990 to May 1994.  Mr. Li graduated from China Pharmaceutical University in 1990 with a bachelor’s degree in chemistry, and from Jilin University in 2010 with a master’s degree in bio-pharmaceutical.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated to become directors of executive officers.

Involvement in Certain Legal Proceedings

There are no material legal proceedings to which any director or executive officer is adverse to, or has a material interest adverse to, China Sky or any of its subsidiaries.

Compensation Discussion and Analysis

Objectives of our executive compensation program

We provide a compensation package for our executive officers we refer to as our “named executive officers” that we believe is designed to fairly compensate them and to enhance shareholder value.   We have disclosed the compensation packages for our named executive officers in the summary compensation table and related tables below.  We have structured our compensation packages to motivate our named officers to achieve our business objectives and to align their interests with the interests of our shareholders.

Specifically, our compensation program is designed to achieve the following objectives:

•	Attract and retain excellent executives who are appropriate for the Company’s needs;

•	Motivate and reward executives whose knowledge, skills and performance are critical to the Company’s success;

•	Motivate the executives to increase shareholder value for both the Company and its subsidiary operations through the use of options;

•	Tie compensation to corporate and individual performance; and

•	Align the interests of our executives with those of our shareholders.

Elements of Compensation

Base Salary.  All of our full time executives are paid a base salary.  We do not have employment agreements with any of our executives.  Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies in our industry for similar positions, professional qualifications, academic background, and the other elements of the executive’s compensation, including stock-based compensation.  Our intent is to set our base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy.  Base salaries are reviewed annually, and may be increased to align salaries with market levels after taking into account the subjective evaluation described previously.

Bonuses.  Historically, we have not paid cash bonuses to our executive officers.  Bonuses may be paid on an ad hoc basis to recognize superior performance.  If the Compensation Committee determines to provide bonus compensation as a regular part of our executive compensation package, it will establish performance goals for each of the executive officers and maximum bonuses that may be earned upon attainment of such performance goals.

Equity Incentive Compensation.  We believe that long-term performance is achieved through an ownership culture participated in by our executive officers through the use of stock-based awards.  Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria.  The Compensation Committee has the general authority, however, to award equity incentive compensation to our executive officers in such amounts and on such terms as the committee determines in its sole discretion.  The Committee does not have a determined formula for determining the number of options available to be granted.  Incentive compensation is intended to compensate officers for accomplishing strategic goals such as mergers and acquisitions and fund raising.  The Compensation Committee will review each executive’s individual performance and his or her contribution to our strategic goals periodically and determine the amount of incentive compensation towards the end of the fiscal year.  Our Compensation Committee grants equity incentive compensation at times when we do not have material non-public information to avoid timing issues and the appearance that such awards are made based on any such information.

Retirement Benefits.   Currently, we do not provide any company-sponsored retirement benefits or deferred compensation programs to any employee, including the named executive officers (other than a mandatory state pension scheme in which all of our employees in China participate) because it is not customary to provide such benefits and programs in China.

Perquisites.   At this time, we do not provide, nor do we plan to provide, perquisites to our named executive officers.

Other Benefits.  At this time, we do not provide, nor do we plan to provide, deferred compensation, life insurance, or other benefits to our executive officers.

Determination of Compensation

Our Compensation Committee, which is comprised of  independent directors, Mr. William Wei Lee, Mr. Song Chun-fang and Ms. Qian Xu-feng, is responsible for reviewing and making recommendations to the Board on matters relating to employee compensation and benefit plans and determining the compensation of our Chief Executive Officer.  In addition, the Compensation Committee is responsible for making recommendations to the Board with respect to the compensation of the executive officers of the Company, other than the Chief Executive Officer, and independent directors.

 In making determinations, the Compensation Committee and the Board give material consideration to our results of operations, financial condition and competitive factors.  The Compensation Committee may delegate authority to one or more subcommittees consisting of one or more of its members.  The Compensation Committee may also accept recommendations and ideas from senior management to determine the compensation to be paid to our executive officers. In addition, our Chief Executive Officer regularly provides information and recommendations to the committee on the performance of the executive officers, appropriate levels and components of compensation, including equity grants, as well as other information as the committee may request.

 The Compensation Committee may also retain consultants to assist in the evaluation of compensation for our directors, the Chief Executive Officer or the executive officers, however the Compensation Committee has not hired such consultants.

 We do not formally benchmark our compensation against any peer group.  However we informally consider competitive market practices with respect to the salaries and total compensation of our named executive officers.  We review the market practices by reviewing publicly available information of other companies in our sector and our geographical area. However while we review such market information, it is only one factor we consider in establishing compensation, and we did not make use of any formula incorporating such data.

 Generally in determining whether to increase or decrease compensation to our named executive officers, we take into account any changes, of which we are aware, in the market pay levels, the performance of the executive officer, any increase or decrease in responsibilities and roles of the executive officer, the business needs for the executive officer, the transferability of managerial skills to another employer, the relevance of the executives officers experience to other potential employers and the readiness of the executive officer to assume a more significant role within the organization.

 The base salaries for our executives were established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies in our industry, and in Heilongjiang province, for similar positions, professional qualifications, academic background, and the other elements of the executive’s compensation, including stock-based compensation.  Base salaries are reviewed annually, and may be increased to align salaries with market levels after taking into account the subjective evaluation described previously.

Our practice is to periodically consider awarding stock bonuses based upon, among other things, accomplishments of key objectives and overall performance.  In addition, from time-to-time the committee may approve payment of stock bonuses to executives or key contributors for special accomplishments or other reasons.    In 2010, the Board determined to award our executive officers, independent directors and certain employees in the form of stock grants valued in the aggregate amount of approximately 1% of our total revenues.  The Board then considered each recipients performance and responsibilities in allocating the stock grants among the participants.

Change in Control and Employment Agreements

Through 2010 we had no change-in-control agreements, severance agreements or employment agreements of any kind, nor are there plans to institute change-in-control agreements, severance agreements or employment agreements in the near future.

Stock Ownership Guidelines

We have not implemented any stock ownership requirements for our named executive officers.  We have issued stock options to our named executive officers, which we believe allows management to own equity in our company and accordingly align their interest with those of other shareholders.

Compensation Committee Report

The Compensation Committee of our Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis for 2010 appearing in this proxy statement.  Based on such reviews and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

The Compensation Committee:

William Wei Lee
Song Chun-fang
Qian Xu-feng

September 15, 2011

Summary Compensation Table

The following table sets forth the cash compensation paid by the Company to its President and all other executive officers who earned annual compensation exceeding $100,000 for services rendered during the 2010, 2009 and 2008 fiscal years.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)	Total ($)
Liu Yan-qing	2010	35,405	274,325	-	309,730
Chairman, Chief Executive Officer	2009	35,083	439,152	-	474,235
and President	2008	34,320	51,380	-	85,700
Han Xiao-yan (2)	2010	26,554	210,320	-	236,874
Vice Chairman and Director	2009	27,774	336,683	-	364,457
	2008	25,680	40,120	-	65,800
Pan Hong-yu (3)	2010	738	11,010	-	11,748
Chief Financial Officer	2009	-	-	-	-
	2008	-	-	-	-
Stanley Hao (4)	2010	17,702	91,442	-	109,144
Vice President, Secretary and Director	2009	17,542	146,384	-	163,926
	2008	17,542	11,424	-	28,966

(1)
In fiscal 2010, we issued an aggregate of 149,688 shares of restricted stock to certain executives and directors pursuant to our 2006 Plan. In fiscal 2009, we issued an aggregate of 52,844 shares of restricted stock to certain executives, directors and advisors pursuant to our 2006 Plan.

(2)	On September 5, 2011, Han Xiao-yan resigned as our Vice Chairman and Director.

(3)
On November 19, 2010, Pan Hong-yu was appointed as our Chief Financial Officer. Our Compensation Committee approved annual compensation for Mr. Pan in the aggregate amount of $92,000, which shall consist of $17,000 in cash, plus an additional $75,000, any amount of which, at our sole discretion, may be paid in the form of an equity award.

(3)
On August 31, 2010, Stanley Hao resigned as our Chief Financial Officer, to be effective on September 1, 2010. On November 19, 2010, Mr. Hao was appointed as our Vice President. On September 5, 2011, Mr. Hao resigned as our Vice President, Secretary and Director.

Employment Agreements and Arrangements

We do not have formal employment agreements with any members of management.

Equity Compensation Plan Information

Our Board of Directors adopted a 2006 Stock Incentive Plan (the “Plan”), to be effective on July 31, 2006.  The Plan was approved by our shareholders on July 31, 2006.  The Plan authorizes the granting of incentive stock options and nonqualified stock options to purchase common stock, stock appreciation rights (“SARs”), restricted stock, performance stock and bonus stock, to key executives and other key employees and consultants of ours, including officers of our subsidiaries.  The purpose of the Plan is to attract and retain key employees, to motivate key employees to achieve long-range goals and to further align the interests of key employees with those of the other shareholders of ours.  The Plan authorizes the award of 1,500,000 shares of common stock to be used for stock, SARs, restricted stock and performance and bonus stock.  If an award made under the Plan expires, terminates or is forfeited, canceled or settled in cash, without issuance of shares covered by the award, those shares will be available for future awards under the Plan.  The Plan will terminate on July 31, 2017.  The Plan is intended to qualify for favorable treatment under Section 16 of the Exchange Act, as amended, pursuant to Rule 16b-3 promulgated thereunder (“Rule 16b-3”).  The Plan provides for the grant of “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (“Code”) and nonqualified stock options.

The Plan designates a Stock Option Committee appointed by the Board of Directors (which may be the Compensation Committee) and authorizes the Stock Option Committee to grant or award to eligible participants stock options, SARs, restricted stock performance stock awards and bonus stock awards for up to 1,500,000 shares of our common stock.  The initial members of the Stock Option Committee are the Board of Directors.

As of December 31, 2010, there have been a total of 376,095 common shares granted under on the Plan, as follows:

•
In October 2006, we granted stock options to purchase an aggregate of 113,500 shares of common stock to a total of 36 participants under the Plan.  In May 2009, an aggregate of 101,000 of these stock options were exercised on a “cashless” basis by 36 participants, resulting in our issuance of an aggregate of 75,888 shares.  In August 2009, the remaining 12,500 of these stock options were exercised  on a “cashless” basis by 9 participants, resulting in our issuance of an aggregate of 9,407 shares.

•	In April 2007, we issued an aggregate of 30,000 shares of restricted stock to a total of 200 individuals under the Plan.

•	In July 2008, we issued an aggregate of 30,063 shares of restricted stock to a total of 27 individuals under the Plan.

•	In December 2009, we issued an aggregate of 52,844 shares of restricted stock to a total of 11 individuals under the Plan.

•	In November 2010, we issued an aggregate of 149,688 shares of restricted stock to a total of 28 individuals under the Plan.

Grants of Plan-Based Awards For Fiscal Year 2010

The following table sets forth information regarding grants of awards to named executive officers during the year ended December 31, 2010:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Options Awards	Closing Price on Grant Date ($/share)
Liu Yan-qing	November 23, 2010	37,374	-	-	$274,325	$7.34
Han Xiao-yan	November 23, 2010	28,654	-	-	$210,320	$7.34
Pan Hong-yu	November 23, 2010	1,500	-	-	$11,010	$7.34
Stanley Hao	November 23, 2010	12,458	-	-	$91,442	$7.34

Outstanding Equity Awards At Fiscal Year Ended 2010

As of December 31, 2010, we did not have any outstanding equity awards.

Option Exercises and Stock Vested

In fiscal 2010, no options were granted or exercised by our named executive officers and no previously granted stock awards vested.

Potential Payment Upon Termination or Change in Control

We do not currently have payment arrangements for our named executive officers upon termination or change in control.

Pension Benefits

We do not provide any company-sponsored retirement benefits to any employee, including the named executive officers (other than a mandatory state pension scheme in which all of our employees in China participate).

Nonqualified Deferred Compensation

We do not provide any deferred compensation programs to any employee, including the named executive officers.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

There have been no transactions between members of management, five percent stockholders, “affiliates,” promoters and finders.

Policy for Evaluating Related-Party Transactions

Our Audit Committee Charter provides that all related-party transactions involving the Company’s directors and offices and their immediate family members are to be reviewed by the Audit Committee.  In addition, our Code of Ethics provides that certain transactions that may present a conflict of interest may not be entered into by any employee, officer or director unless approved by the Board.  The Code of Ethics also contains other provisions relating to conflicts of interests.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock, by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our named executive officers and directors, and (iii) all of our named executive officers and directors as a group. Shares of our common stock subject to options, warrants, or other rights currently exercisable, or exercisable within 60 days of the date hereof, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person. As of September __, 2011, we had 16,940,539 shares of Common Stock issued and outstanding.

	Common Stock Beneficially Owned
Name, Title and Address(1)	Number(2)	Percent

Liu Yan-qing (3) Chief Executive Officer, President and Chairman of the Board of Directors	4,734,327	27.9%

Han Xiao-yan(4) Vice Chairman of the Board of Directors	1,458,714	8.6%

Pan Hong-yu(5) Chief Financial Officer and Treasurer	1,500	*

Stanley Hao(6) Chief Financial Officer and Secretary	19,775	*

Song Chun-fang Director	1,662	*

William Wei Lee Director	3,930	*

Zhao Jie Director	3,581	*

Qian Xu-feng Director	3,581	*

Zhang Wen-chao(7) Chief Engineer of Research Department and Director	0	*

Li Jian-ping(8) General Manager of Manufacturing Facilities and Director	0	*

All Named Executive Officers and Directors as a Group (10 persons)	6,227,070	36.8%

*Less than 1%

(1)  Unless otherwise indicated, each person named in the table has sole voting and investment power and that person’s address is c/o China Sky One Medical, Inc., No. 2158, North Xiang An Road, Song Bei District, Harbin, PRC, 150028

(2)  All shares are held of record and beneficially.

(3)  4,560,963 of these shares are subject to a Lock-up Agreement entered into in connection with a private placement we consummated in January 2008.  Pursuant to the Lock-up Agreement, these shares may not be sold until 12 months from the effective date of a registration statement filed to register for resale shares, and shares underlying warrants, purchased in the private placement.

(4)  1,371,437 of these shares are subject to a Lock-up Agreement entered into in connection with a private placement we consummated in January 2008.  Pursuant to the Lock-up Agreement, these shares may not be sold until 12 months from the effective date of a registration statement filed to register for resale shares, and shares underlying warrants, purchased in the private placement. On September 5, 2011, Han Xiao-yan resigned as our Vice Chairman and Director.

(5)      On November 19, 2010, Pan Hong-yu was appointed as our Chief Financial Officer. Our Compensation Committee approved annual compensation for Mr. Pan in the aggregate amount of $92,000, which shall consist of $17,000 in cash, plus an additional $75,000, any amount of which, at our sole discretion, may be paid in the form of an equity award.

(6)      On August 31, 2010, Stanley Hao resigned as our Chief Financial Officer, to be effective on September 1, 2010. On November 19, 2010, Mr. Hao was appointed as our Vice President. On September 5, 2011, Mr. Hao resigned as our Vice President, Secretary and Director.

(7)      On September 5, 2011, Zhang Wen-chao was appointed as a Director on our board of directors.

(8)       On September 5, 2011, Li Jian-ping was appointed as a Director on our board of directors.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	0	$-	1,123,905	(3)
Equity compensation plans not approved by security holders (2)	0	N/A	0
Total	0	$-	1,123,905

(1)	Our board of directors adopted the 2006 Stock Incentive Plan (the “Plan”), to be effective on July 31, 2006. The Plan was approved by the shareholders on July 31, 2006.

(2)	We do not have any equity compensation plans not approved by the security holders.

(3)
The Plan reserves an aggregate of 1,500,000 shares of our common stock for awards of stock options, stock appreciation rights, restricted stock, performance stock and bonus stock granted thereunder.  We have issued the following securities under the Plan:

(a)  In October 2006, we granted stock options to purchase an aggregate of 113,500 shares of common stock to a total of 36 participants under the Plan.  In May 2009, an aggregate of 101,000 of these stock options were exercised on a “cashless” basis by 36 participants, resulting in our issuance of an aggregate of 75,888 shares.  In August 2009, the remaining 12,500 of these stock options were exercised  on a “cashless” basis by 9 participants, resulting in our issuance of an aggregate of 9,407 shares.

(b)  In April 2007, we issued an aggregate of 30,000 shares of restricted stock to a total of 200 individuals under the Plan.

(c)  In July 2008, we issued an aggregate of 30,063 shares of restricted stock to a total of 27 individuals under the Plan.

(d)  In December 2009, we issued an aggregate of 52,844 shares of restricted stock to a total of 11 individuals under the Plan.

(e)  In November 2010, we issued an aggregate of 149,688 shares of restricted stock to a total of 28 individuals under the Plan.

Fees paid to MSPC, Certified Public Accountants and Advisors LLP

Sherb & Co., LLP (“Sherb”) served as the principal accountant to audit our financial statements through May 21, 2008, when they were replaced by the firm of MSPC, Certified Public Accountants and Advisors LLP (“MSPC”). MSPC has audited our consolidated financial statements since the fiscal period ended December 31, 2008.

The following is a summary of the fees billed to us by Sherb and MSPC for professional services rendered for the fiscal years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008
Audit Fees	$255,000	$316,745	$161,106
Audit Related Fees	$121,000	$3,810	$29,600
Tax Fees	$-	$15,000	-
Other Fees	-	-	-
Total Fees:	$376,000	$335,555	$190,706

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit fees in fiscal 2010 and 2009 included the costs for our internal control evaluation.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees."

Tax Fees.  Consists of fees billed for professional services for our corporate tax returns and extensions, tax compliance, tax advice and tax planning. No such fees were billed by our independent registered public accounting firm in fiscal 2010 or 2008.

All Other Fees.  No fees were billed to us by our independent registered public accounting firm for products and services other than the services reported above.

The board of directors has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and (iii) all fees and the terms of engagement with respect to such services.  All audit and non-audit services performed by Sherb and MSPC during fiscal 2010, 2009 and 2008 were pre-approved pursuant to the procedures outlined above.

Pre-Approval Policies

The Audit Committee has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present its decisions to the full Audit Committee at the first meeting following such decision.  Following the Company’s establishment of an Audit Committee on February 22, 2008, all audit and non-audit services performed by Sherb and MSPC during fiscal 2010, 2009 and 2008 were pre-approved pursuant to the procedures outlined above.  Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the Audit Committee Report contained in this proxy statement is specifically not incorporated by reference into any other filings with the SEC. In addition, this proxy statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

STOCKHOLDER PROPOSALS – 2011 ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an Annual Meeting so long as they are provided to us on a timely basis and satisfy the conditions set forth in Rule 14a-8 under the Exchange Act. For a stockholder proposal to be included in our proxy materials for the 2012 Annual Meeting of Stockholders, the proposal must be submitted in writing by 120 days before the date of this year’s proxy, May 19, 2012, to our Corporate Secretary at No. 2158, North Xiang An Road, Song Bei District, Harbin, People’s Republic of China 150028.

If you wish to submit a proposal outside of the process of Rule 14a-8 under the Exchange Act, in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received at the above address not later than May 19, 2012.  If we do not have notice of a proposal on or prior to May 19, 2012, discretionary authority shall be granted to the persons designated in our proxy related to the 2012 meeting to vote on such proposal.

OTHER MATTERS

Our Board knows of no other matters that have been submitted for consideration at this Annual Meeting. If any other matters properly come before our stockholders at this Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in their discretion.

ANNUAL REPORT TO STOCKHOLDERS

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the SEC, is being mailed concurrently with this proxy statement (as part of our annual report to stockholders). A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC, is available without charge, except for exhibits to such report, by sending a written request to: China Sky One Medical, Inc., No. 2158, North Xiang An Road, Song Bei District, Harbin, People’s Republic of China 150028, Attention: Corporate Secretary or via e-mail to queenieliu@cski.com.cn.

By Order of the Board of Directors,

/s/ Liu Yan-qing
Liu Yan-qing
Chairman, Chief Executive Officer and President

REVOCABLE PROXY

CHINA SKY ONE MEDICAL, INC.
ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 12, 2011

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Liu Yan-qing and Pan Hong-yu, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, for and in the name, place and stead of the undersigned to appear at the 2011 Annual Meeting of Stockholders of China Sky One Medical, Inc. to be held on the 12th day of October, 2011, and at any postponement, adjournment or rescheduling thereof, and to vote all of the shares of common stock of China Sky One Medical, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

The Board of Directors recommends a vote “FOR” the election of the nominees listed in Proposal 1.

The undersigned hereby directs the proxies to vote as follows:

(1) Election of Directors

	☐ FOR all nominees listed below	☐ WITHHOLDING AUTHORITY to vote for all nominees listed below

Nominees:	Liu Yan-qing
Song Chun-fang
Qian Xu-feng
Zhao Jie
William Wei Lee
Zhang Wen-chao
Li Jian-ping

☐ FOR all nominees listed above except (see instructions below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR all nominees listed above except” and write the name(s) of nominee(s) for which you are withholding authority on the line provided below).

(2)           In their discretion, to vote on such other business as may properly come before the annual meeting or any postponement, adjournment or rescheduling thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED THE STOCKHOLDERS WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER OR ITS SHARES AT THE MEETING.  IN THAT CASE, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEYS AND PROXIES NAMED HEREIN PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL OF THE POWERS HEREUNDER.

The undersigned hereby acknowledges receipt of China Sky One Medical, Inc.’s notice of the annual meeting, proxy statement relating to the annual meeting, and 2010 Annual Report to Stockholders.

Date: ________________________, 2011
(Please date)

(Please Print Stockholder Name)

_____________________________(SEAL)
(Stockholder’s Signature)

Date: ________________________, 2011
(Please date)

_______________________________________
(Please Print Stockholder Name)

_____________________________(SEAL)
(Stockholder’s Signature)

Please sign your name exactly as it appears on your stock certificate(s), including any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE